UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—18.5%

Distributors—0.5%
Pool Corp.	42,820	$4,379,630

Diversified Consumer Services—0.8%
Bright Horizons
Family Solutions, Inc.[1]	94,740	6,354,212

Hotels, Restaurants & Leisure—4.3%
Domino’s Pizza, Inc.	43,510	6,409,023

Panera Bread Co., Cl. A1	32,340	7,092,809

Restaurant Brands International, Inc.	165,330	7,395,211

Six Flags Entertainment Corp.	110,960	6,257,034

Vail Resorts, Inc.	65,410	9,358,209

		36,512,286

Household Durables—2.0%
DR Horton, Inc.	242,330	7,967,810

Mohawk Industries, Inc.[1]	42,930	8,969,794

		16,937,604

Leisure Products—1.3%
Hasbro, Inc.	130,230	10,578,583

Multiline Retail—3.1%
Dollar General Corp.	110,590	10,477,296

Dollar Tree, Inc.[1]	162,030	15,601,869

		26,079,165

Specialty Retail—6.5%
Burlington Stores, Inc.[1]	57,860	4,426,868

O’Reilly Automotive, Inc.[1]	45,920	13,345,730

Ross Stores, Inc.	113,320	7,006,576

Tractor Supply Co.	116,000	10,631,400

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	75,330	19,676,949

		55,087,523

Consumer Staples—5.7%

Beverages—3.7%
Constellation Brands, Inc., Cl. A	109,520	18,030,277

Monster Beverage Corp.[1]	82,990	13,330,684

		31,360,961

	Shares	Value

Food Products—2.0%
ConAgra Foods, Inc.	128,720	$6,018,947

Ingredion, Inc.	31,640	4,215,714

Tyson Foods, Inc., Cl. A	91,300	6,719,680

		16,954,341

Energy—3.4%

Energy Equipment & Services—0.5%
Core Laboratories NV	35,628	4,161,707

Oil, Gas & Consumable Fuels—2.9%
Concho Resources, Inc.[1]	86,161	10,701,196

Gulfport Energy Corp.[1]	120,682	3,510,639

Parsley Energy, Inc., Cl. A1	369,582	10,536,783

		24,748,618

Financials—10.1%

Capital Markets—1.2%
Affiliated Managers Group, Inc.[1]	71,190	10,449,268

Commercial Banks—1.7%
First Republic Bank	197,400	14,147,658

Diversified Financial Services—2.8%
MarketAxess Holdings, Inc.	51,600	8,341,656

MSCI, Inc., Cl. A	126,340	10,870,293

Nasdaq, Inc.	63,160	4,469,202

		23,681,151

Real Estate Investment Trusts (REITs)—4.4%
Crown Castle International Corp.	106,440	10,327,873

CyrusOne, Inc.	78,880	4,324,202

Digital Realty Trust, Inc.	43,420	4,535,653

Equinix, Inc.	46,936	17,501,027

		36,688,755

Health Care—14.9%

Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.[1]	71,800	7,138,356

Health Care Equipment & Supplies—8.1%
Align Technology, Inc.[1]	101,810	9,076,362

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies (Continued)

Cooper Cos., Inc. (The)	35,240	$6,430,243

CR Bard, Inc.	22,240	4,975,755

DENTSPLY SIRONA, Inc.	129,130	8,269,485

DexCom, Inc.[1]	39,760	3,667,065

Edwards Lifesciences Corp.[1]	145,300	16,639,756

Intuitive Surgical, Inc.[1]	15,960	11,104,330

Teleflex, Inc.	46,140	8,319,503

		68,482,499

Health Care Providers & Services—3.9%
Centene Corp.[1]	113,700	8,021,535

Henry Schein, Inc.[1]	46,660	8,444,527

Universal Health Services, Inc., Cl. B	29,460	3,815,954

VCA, Inc.[1]	182,110	12,991,727

		33,273,743

Life Sciences Tools & Services—1.5%
Mettler-Toledo International, Inc.[1]	22,660	9,318,018

Patheon NV1	44,900	1,161,114

Waters Corp.[1]	13,390	2,128,073

		12,607,205

Pharmaceuticals—0.5%
Jazz Pharmaceuticals plc[1]	27,400	4,136,578

Industrials—17.9%

Aerospace & Defense—1.3%
TransDigm Group, Inc.[1]	37,640	10,521,133

Building Products—5.1%
A.O. Smith Corp.	154,370	14,339,429

Lennox International, Inc.	91,790	14,392,672

Masco Corp.	394,220	14,381,146

		43,113,247

Commercial Services & Supplies—2.8%
Cintas Corp.	55,340	5,936,321

KAR Auction Services, Inc.	127,670	5,460,446

Waste Connections, Inc.	163,310	12,163,329

		23,560,096

	Shares	Value

Electrical Equipment—2.2%
Acuity Brands, Inc.	71,220	$18,690,265

Machinery—3.3%
IDEX Corp.	94,180	8,456,422

Middleby Corp. (The)[1]	70,470	8,483,179

Xylem, Inc.	227,110	10,858,129

		27,797,730

Professional Services—1.9%
Equifax, Inc.	122,940	16,284,632

Trading Companies & Distributors—1.3%
HD Supply Holdings, Inc.[1]	312,740	11,318,061

Information Technology—21.9%

Internet Software & Services—1.9%
CoStar Group, Inc.[1]	79,220	16,469,838

IT Services—5.5%
Fiserv, Inc.[1]	112,690	12,436,468

Gartner, Inc.[1]	82,620	8,282,655

Genpact Ltd.[1]	233,740	6,257,220

Global Payments, Inc.	96,700	7,219,622

Vantiv, Inc., Cl. A1	216,390	11,851,680

		46,047,645

Semiconductors & Semiconductor Equipment—5.8%
Applied Materials, Inc.	403,010	10,595,133

Lam Research Corp.	133,560	11,989,681

Microchip Technology, Inc.	194,290	10,810,296

NVIDIA Corp.	276,320	15,777,872

		49,172,982

Software—8.7%
Activision Blizzard, Inc.	211,890	8,509,502

Electronic Arts, Inc.[1]	163,630	12,488,242

Guidewire Software, Inc.[1]	85,400	5,249,538

PTC, Inc.[1]	102,050	4,054,447

Red Hat, Inc.[1]	85,210	6,415,461

Splunk, Inc.[1]	140,270	8,772,486

Tyler Technologies, Inc.[1]	47,870	7,803,767

Ultimate Software Group, Inc. (The)[1]	74,010	15,475,491

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value

Software (Continued)

Workday, Inc., Cl. A1	52,030	$4,336,180

		73,105,114

Materials—4.8%

Chemicals—1.7%
Albemarle Corp.	96,370	8,111,463

Sherwin-Williams Co. (The)	21,010	6,297,327

		14,408,790

Construction Materials—1.8%
Vulcan Materials Co.	120,550	14,945,789

Containers & Packaging—0.3%
Berry Plastics Group, Inc.[1]	50,480	2,069,680

	Shares	Value

Metals & Mining—1.0%
Newmont Mining Corp.	198,440	$8,731,360

Total Common Stocks (Cost $649,842,742)		819,996,205

Investment Company—2.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[2,3] (Cost $21,853,633)	21,853,633	21,853,633

Total Investments, at Value (Cost $671,696,375)	99.8%	841,849,838

Net Other Assets (Liabilities)	0.2	1,900,411

Net Assets	100.0%	$843,750,249

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	33,268,671	319,644,547	331,059,585	21,853,633

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$21,853,633	$83,803

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$155,929,003	$—	$—	$155,929,003
Consumer Staples	48,315,302	—	—	48,315,302
Energy	28,910,325	—	—	28,910,325
Financials	84,966,832	—	—	84,966,832
Health Care	125,638,381	—	—	125,638,381
Industrials	151,285,164	—	—	151,285,164
Information Technology	184,795,579	—	—	184,795,579
Materials	40,155,619	—	—	40,155,619
Investment Company	21,853,633	—	—	21,853,633

Total Assets	$841,849,838	$—	$—	$841,849,838

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$673,329,433

Gross unrealized appreciation	$170,799,257
Gross unrealized depreciation	(2,278,852)

Net unrealized appreciation	$168,520,405

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Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016